EXHIBIT 99.j

                          Independent Auditors' Consent



The Board of Directors
IAI Retirement Funds, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our Firm under the heading "FINANCIAL HIGHLIGHTS" in Part A of the Registration Statement.



                                           /s/ KPMG Peat Marwick LLP


Minneapolis, Minnesota

April 30, 1999